                                                                    Exhibit 99.1

              FORM 3 CONTINUATION SHEET - JOINT FILER INFORMATION

        This Form 3 is filed jointly by Ares Management LLC, ACOF Operating
Manager II, L.P., ACOF Management II, L.P., Ares Corporate Opportunities Fund
II, L.P. and Ares Partners Management Company, LLC (collectively, the "Ares
Entities"). The principal business address of each of the Ares Entities is c/o
Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles,
California 90067.

Name of Designated Filer: Ares Corporate Opportunities Fund II, L.P.
Date of Event Requiring Statement: August 7, 2008
Issuer Name and Ticker or Trading Symbol: Stream Global Services, Inc. (OOO)

        IN WITNESS WHEREOF, the undersigned hereby attach their signatures to this Exhibit 99.1 to the Statement of Form 3 as of August 18, 2008.

                   ARES PARTNERS MANAGEMENT COMPANY, LLC

                   By:     /s/ Michael D. Weiner
                           -----------------------------------------
                   Name:   Michael D. Weiner
                   Title:  Authorized Signatory

                   ARES MANAGEMENT LLC

                   By:     /s/ Joshua M. Bloomstein
                           -----------------------------------------
                   Name:   Joshua M. Bloomstein
                   Title:  Authorized Signatory

                   ACOF OPERATING MANAGER II, L.P.

                   By:     /s/ Joshua M. Bloomstein
                           -----------------------------------------
                   Name:   Joshua M. Bloomstein
                   Title:  Authorized Signatory

                   ACOF MANAGEMENT II, L.P.

                        BY: ACOF OPERATING MANAGER II, L.P. Its General Partner

                   By:     /s/ Joshua M. Bloomstein
                           ------------------------------------------
                   Name:   Joshua M. Bloomstein
                   Title:  Authorized Signatory

                   ARES CORPORATE OPPORTUNITIES FUND II, L.P.

                        BY: ACOF OPERATING MANAGER II, L.P. Its Manager

                   By:     /s/ Joshua M. Bloomstein
                           ------------------------------------------
                   Name:   Joshua M. Bloomstein
                   Title:  Authorized Signatory